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                                                                   EXHIBIT 10.25




                             CONSENT AND AGREEMENT
                         (Asset Management Agreement)

                         Dated as of December 6, 1999

                                      by

                     NIAGARA MOHAWK ENERGY MARKETING, INC.



________________________________________________________________________________
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                             CONSENT AND AGREEMENT
                         (Asset Management Agreement)



     1. NIAGARA MOHAWK ENERGY MARKETING, INC., a Delaware corporation (the "Undersigned") hereby acknowledges that pursuant to the Security Agreement dated as of December 6, 1999 ("Security Agreement"), between Project Orange Associates, L.P., a Delaware limited partnership (the "Borrower"), and U.S. Bank Trust National Association, as collateral agent ("Agent") for the benefit of the Secured Parties, and that Indenture dated as of December 6, 1999 (the "Financing Agreement"), between Borrower and U.S. Bank Trust National Association, as Trustee (the "Trustee") on behalf of and for the benefit of the holders of the Borrower's 10.5% Senior Secured Notes due 2007 (the "Holders" and, together with the Trustee, the "Secured Parties"), Borrower has assigned its interest under that certain Asset Management Letter Agreement, dated as of December 6, 1999 (the "Contract"), between the Undersigned and Borrower, to the Agent for the benefit of the Secured Parties. The Undersigned consents to such assignment and agrees with the Agent as follows:

          (a) Unless otherwise defined, all terms used herein which are defined in the Security Agreement or, if not defined therein, in the Financing Agreement, shall have their respective meanings as defined therein.

          (b) The Undersigned agrees that the Agent shall be entitled to exercise all rights and to cure any defaults of the Borrower under the Contract. Upon receipt of notice from the Agent, the Undersigned agrees to accept such exercise and cure by the Agent and to render all performance due by it under the Contract and this Consent and Agreement to the Agent. The Undersigned agrees to make all payments (if any) to be made by it under the Contract directly to Agent upon receipt of Agent's written instructions.

          (c) The Undersigned will not, without the prior written consent of the Agent (such consent not to be unreasonably withheld), (i) cancel or terminate the Contract except as provided in the Contract and, with respect to any termination on account of any default or breach by Borrower, in accordance with paragraph l(d) hereof, or consent to or accept any cancellation or termination thereof by the Borrower, (ii) sell, assign (except as authorized under the Contract with respect to assignments of the Contract to an affiliate of the Undersigned or payments to a third party agent for financing collateral purposes) or otherwise dispose (by operation of law or otherwise) of any part of its interest in the Contract, or (iii) amend or modify the Contract in any material respect. The Undersigned will deliver duplicates or copies of all notices delivered under or pursuant to the Contract to the Agent promptly upon receipt thereof and will advise the Agent of any material amendments to the Contract.

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          (d) The Undersigned will not terminate the Contract on account of any default or breach of Borrower thereunder without written notice to the Agent and first providing to the Agent (i) forty-five (45) days from the date on which notice of default or breach is delivered to Agent to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under the Contract or (ii) a reasonable time as is necessary to cure such default if the breach or default cannot be cured by the payment of money to the Undersigned so long as they have commenced to cure the default within a ninety (90) day period from the date on which notice of default or breach is delivered to Agent and either Borrower or Agent thereafter diligently pursues such cure to completion and continues to perform any monetary obligations under the Contract and all other obligations under the Contract are performed by the Borrower or the Agent. If possession of the Project is necessary to cure such breach or default, and the Agent declares Borrower in default and commences foreclosure proceedings, the Agent will be allowed a reasonable period to complete such proceedings. If the Agent is prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended until such prohibition is removed and Agent is permitted to cure the default or foreclosure, but in no event for longer than one hundred and twenty (120) days. The Undersigned consents to the transfer of Borrower's interest under the Contract to the Agent, for the benefit of the Secured Parties, or a purchaser or grantee at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by Borrower in lieu of foreclosure and agrees that upon such foreclosure, sale or conveyance, the Undersigned shall recognize the Agent or any other purchaser or grantee as the applicable party under the Contract so long as there are no uncured defaults.

          (e) In the event that the Contract is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Agent as provided in paragraph l(d) above, and if, within forty-five (45) days after such termination, the Agent or its successors or assigns shall so request, the Undersigned will execute and deliver to the Agent a new Contract, which Contract shall be on the same terms and conditions as the original Contract for the remaining term of the Contract before giving effect to such termination and shall only take effect once properly authorized by the trustee in bankruptcy or debtor-in-possession.

          (f) In the event Agent or its designee or assignee elect to perform Borrower's obligations under the Contract or to enter into a new Contract as provided in subparagraph (d) or (e) respectively above, the Agent, the Secured Parties, their designees and assignees, shall not have personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking

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     the enforcement of such obligations shall be to such parties' interest in the Project. In the event Agent succeeds to the Borrower's interest under the Contract, or performs any of Borrower's obligations under the Contract, Agent shall cure any defaults for failure to pay amounts owed under the Contract within the time periods specified in paragraph 1(d), but shall not otherwise be required to perform (or be subject to any defenses or offsets by reason of) any of the Borrower's other obligations under the Contract that were unperformed at such time. Agent shall have the right to assign all or part of its interest in the Contract or a new Contract entered into pursuant to subparagraph (e) to a person or entity to whom the Project is transferred, provided such transferee assumes the obligations of the Borrower (or the Agent) under the Contract and has a financial capability at least equivalent to that of Borrower on the date hereof. Upon such assignment, the Agent (including its agents, employees and contractors) shall be released from any further liability thereunder to the extent of the interest assigned.

          (g) The Undersigned hereby acknowledges and agrees that its rights to receive payment of the fees, expenses and other amounts under the Contract are subordinate in right of payment to the rights of the Secured Parties under the Financing Agreement and that payments of such fees and expenses shall be made from time to time (but no more frequently than monthly) solely out of, and shall be due and payable only to the extent of, proceeds held in the Subordinated Asset Management Fee Account of Borrower created under Section 2.02 of the Depositary Agreement, to the extent such proceeds are available after the application of project revenues to waterfall items
     (1) through (6) (Capital Expenditure Reserve Account) under Section 3.01(c) of the Depositary Agreement; provided that the Undersigned shall receive written notice of any modifications or additions to such waterfall provisions.

     2. The Undersigned hereby represents and warrants that (a) the execution, delivery and performance by the Undersigned of the Contract and this Consent and Agreement have been duly authorized by all necessary corporate action, and do not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on the Undersigned; (b) this Consent and Agreement and the Contract are legal, valid and binding obligations of the Undersigned enforceable against the Undersigned; (c) all government approvals necessary for the execution, delivery and performance by the Undersigned of its obligations under the Contract have been obtained and are in full force and effect; (d) as of the date hereof, the Contract is in full force and effect, has not been amended, supplemented or modified and the Undersigned has no reason to expect that any necessary governmental approvals required in the future may not be obtained without undue delay or expense; and (e) to the best of the Undersigned's knowledge Borrower has fulfilled all of its obligations under the Contract, and there are no breaches or

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unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) under the Contract.

     3. All Notices required or permitted hereunder shall be in writing and shall be effective (i) upon receipt if hand delivered, (ii) when the appropriate answer back is received if sent by telex and (iii) if otherwise delivered, upon the earlier of receipt or two (2) Business Days after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

     If to the Undersigned:

     Niagara Mohawk Energy Marketing, Inc.
     507 Plum Street
     Syracuse, NY 13204
     Attn:  Vice President, Business Development
     FAX:  (315) 460-3005

     If to Agent:

     U.S. Bank Trust National Association
     100 Wall Street, Suite 1600
     New York, NY  10005
     Attn: Corporate Trust Administration
     FAX:  (212) 809-5459

     4. This Consent and Agreement shall be binding upon and benefit the successors and assigns of the Undersigned, the Borrower, the Agent, and their respective successors, transferees and assigns. No termination, amendment, variation or waiver of any provisions of this Consent and Agreement shall be effective unless in writing and signed by the Undersigned, the Agent and the Borrower. This Consent and Agreement shall be governed by the laws of the State of New York.

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     IN WITNESS WHEREOF, the Undersigned by its officer thereunto duly authorized, has duly executed this Consent and Agreement as of the date set forth below.


Dated: December 6, 1999

                                  NIAGARA MOHAWK ENERGY MARKETING, INC.,
                                   a New York corporation


                                  By: /s/ James Cifaratta
                                      ________________________________
                                  Name: James Cifaratta
                                  Title: Vice President

Accepted:

U.S. BANK TRUST NATIONAL ASSOCIATION,
 for itself and as Agent for the benefit of the Secured Parties


By: /s/ Ward A. Spooner
   ________________________________________
   Name:
   Title:



PROJECT ORANGE ASSOCIATES, L.P.,
 a Delaware limited partnership

By: G.A.S. ORANGE ASSOCIATES, L.L.C.
    a Delaware limited liability company


By: /s/ Adam Victor
   ________________________________________
Name: Adam Victor
Title: President

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